UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7044

The Dreyfus Socially Responsible Growth Fund, Inc. (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	12/31
Date of reporting period:	6/30/2009

FORM N-CSR

Item 1.	Reports to Stockholders.

2

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
17	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

The Dreyfus Socially Responsible Growth Fund, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for The Dreyfus Socially Responsible Growth Fund, Inc., covering the six-month period from January 1, 2009, through June 30, 2009.

The severe recession and banking crisis that dominated the financial markets at the start of 2009 appear to have moderated as of mid-year. Previously frozen credit markets have thawed, giving businesses access to the capital they need to grow.After reaching multi-year lows in early March, equities staged an impressive rally, enabling most major stock market indices to end the six-month reporting period close to where they began. While the U.S. economy remains weak overall, we have seen encouraging evidence of potential recovery, including a recovering housing market and improvements within certain manufacturing sectors. Meanwhile, inflation has remained tame in the face of high unemployment and unused manufacturing capacity.

Although these developments give us reasons for optimism, we remain cautious due to the speed and magnitude of the stock market’s 2009 rebound. Indeed, the market’s advance was led mainly by lower-quality stocks when investors developed renewed appetites for risk. We would prefer to see a steadier rise in stock prices supported by more concrete economic data, as the rapid rise increases the possibility that profit-taking could move the market lower. In uncertain markets such as this one, even the most seasoned investors can benefit from professional counsel. To determine how your investments should be positioned for the challenges and opportunities that lie ahead, we continue to stress that you talk regularly with your financial advisor.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation July 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2009, through June 30, 2009, as provided by Jocelin Reed, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended June 30, 2009,The Dreyfus Socially Responsible Growth Fund’s Initial shares produced a total return of 10.07%, and the fund’s Service shares returned 9.92%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a total return of 3.19% for the same period.2 U.S. stocks bounced back from earlier recession-related losses, ending the reporting period with modest gains.The fund participated fully in the market’s recovery, significantly outperforming its benchmark due to an emphasis on technology stocks and certain energy-related industry groups.

The Fund’s Investment Approach

The fund seeks capital growth, with current income as a secondary objective.To pursue these goals, the fund invests primarily in the common stocks of companies that, in our opinion, meet traditional investment standards while simultaneously conducting their businesses in a manner that contributes to the enhancement of the quality of life in America. In selecting stocks, we begin by using quantitative research to identify and rank stocks within an industry or sector. Next, based on fundamental analysis, we designate the most attractive of the higher ranked securities as potential purchase candidates. We then evaluate potential purchase candidates by industry or sector,to determine whether the company meets the fund’s socially responsible investment criteria. We next select investments from those companies that we consider to be the most attractive based on financial considerations. If there is more than one company to choose from, we can select stocks of companies that we consider to have records that exhibit positive accomplishments in the fund’s areas of social concern.

The fund normally focuses on large-cap growth stocks; however, we may emphasize different types of growth-oriented stocks and different market capitalizations within the large-capitalization range as market conditions warrant.The fund also may invest in value-oriented stocks, midcap stocks and small-cap stocks.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Renewed Market Stability and Confidence

In January and February 2009, equity markets continued to experience the steep declines that characterized much of 2008 amid a deep and prolonged recession that had been exacerbated by a crisis in global credit markets. However, the U.S. stock market began to rally in March on the strength of improving credit conditions and expectations of economic stabilization. Stocks rebounded through June, wiping out losses sustained early in the reporting period.

Energy and Technology Stocks Powered the Fund’s Gains

The fund generated strong returns in the energy sector, compared to a slight loss for the benchmark’s energy stocks. Rising oil prices created a favorable environment for exploration-and-production companies and energy services providers, areas the fund emphasized. Some of the fund’s stronger holdings included exploration-and-production companies Talisman Energy, Nexen and Southwestern Energy; offshore drilling service providers Noble and ENSCO International; and transportation specialist SEACOR Holdings.

Overweighted exposure to technology stocks enabled the fund to outperform its benchmark in the sector. Quantitative analysis showed relatively stable earnings in the information technology sector, where top performers included computer and peripheral companies, such as Apple and EMC; semiconductor manufacturers, such as Texas Instruments; communication equipment makers,such as QUALCOMM;and software developers, such as Microsoft.Among industrial stocks, one of the benchmark’s weaker sectors during the reporting period, the fund limited losses by avoiding General Electric, which suffered as a result of credit exposure in its capital finance segment.

On a more negative note,the market’s increasing appetite for risk undermined returns from some of the fund’s more defensive holdings.Among financial stocks, traditionally defensive companies, such as insurers Chubb and Aflac, produced disappointing returns.Aflac was sold during the reporting period. Similarly, in the consumer staples sector, the fund’s investment in Procter & Gamble underperformed the market.

Emphasizing Growth Stocks with Stable Earnings

As of June 30,2009,we have continued to emphasize market sectors with relatively stable earnings growth, while de-emphasizing sectors exhibit-

ing high levels of earnings volatility. As a result, the fund has remained tilted toward growth stocks, including overweighted exposure to information technology stocks and underweighted positions in energy and financial stocks. In addition, our quantitative analysis indicates overvalued conditions among some of the market’s largest companies. Consequently, while the fund remains a large-cap investment vehicle, its average market capitalization currently is smaller than that of the benchmark.

Benefiting from Environmental Regulation Developments

Environmental issues have long stood as a cornerstone of the fund’s socially responsible investment criteria, as illustrated by several current holdings. The Environmental Protection Agency recently commended 3M for reducing its greenhouse gas emissions by 60% from 2002 through 2007, and the company has developed products to help customers meet environmental goals as well. Emerson Electric has established a leadership position in energy efficient power control systems. United Technologies has launched a wide range of environmental products and services, from the advanced design of aircraft engines in its Pratt & Whitney division to increased energy efficiency in its Carrier HVAC systems.We believe such companies are well positioned to benefit from growing momentum toward stronger federal regulation of greenhouse gas emissions.

For further information regarding the fund’s approach to socially responsible investing, please consult the fund’s prospectus.

July 15, 2009

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of The Dreyfus Socially Responsible Growth Fund, Inc. made available through insurance products may be similar to other funds managed or advised by
Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Socially Responsible Growth Fund, Inc. from January 1, 2009 to June 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2009
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 4.79	$ 6.14
Ending value (after expenses)	$1,100.70	$1,099.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2009
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 4.61	$ 5.91
Ending value (after expenses)	$1,020.23	$1,018.94

† Expenses are equal to the fund’s annualized expense ratio of .92% for Initial shares and 1.18% for Service shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS June 30, 2009 (Unaudited)

Common Stocks—99.7%	Shares	Value ($)
Consumer Discretionary—9.2%
Choice Hotels International	55,775 [a]	1,484,173
Coach	89,150	2,396,352
DeVry	25,100	1,256,004
DreamWorks Animation SKG, Cl. A	54,450 [b]	1,502,275
Gap	170,175	2,790,870
McDonald’s	39,950	2,296,725
NIKE, Cl. B	26,175	1,355,342
Priceline.com	17,700 [b]	1,974,435
TJX Cos.	77,300	2,431,858
Weight Watchers International	28,800	742,176
		18,230,210
Consumer Staples—11.8%
Bare Escentuals	44,450 [b]	394,271
Costco Wholesale	72,225	3,300,682
Hansen Natural	47,400 [b]	1,460,868
Kimberly-Clark	60,500	3,172,015
PepsiCo	126,275	6,940,074
Procter & Gamble	101,425	5,182,817
SYSCO	64,325	1,446,026
Unilever (NY Shares)	61,300	1,482,234
		23,378,987
Energy—9.1%
Apache	18,200	1,313,130
EnCana	22,750	1,125,442
ENSCO International	48,275	1,683,349
EOG Resources	21,400	1,453,488
Nexen	94,875	2,054,044
Noble	101,475	3,069,619
SEACOR Holdings	27,100 [b]	2,039,004
Southwestern Energy	68,600 [b]	2,665,110
Talisman Energy	178,500	2,550,765
		17,953,951
Financial—6.4%
Chubb	41,425	1,652,029
Cincinnati Financial	69,250	1,547,737
Cullen/Frost Bankers	17,600	811,712
Discover Financial Services	212,500	2,182,375

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Eaton Vance	73,750	1,972,812
Goldman Sachs Group	6,900	1,017,336
JPMorgan Chase & Co.	51,600	1,760,076
Travelers Cos.	43,850	1,799,604
		12,743,681
Health Care—14.3%
Aetna	71,725	1,796,711
Alcon	15,225	1,767,927
Amgen	77,700 [b]	4,113,438
AstraZeneca, ADR	43,450 [a]	1,917,883
Becton, Dickinson & Co.	59,075	4,212,638
Genzyme	66,700 [b]	3,713,189
Johnson & Johnson	79,700	4,526,960
Novartis, ADR	23,375	953,466
WellPoint	78,700 [b]	4,005,043
Zimmer Holdings	29,825 [b]	1,270,545
		28,277,800
Industrial—13.3%
3M	47,900	2,878,790
Danaher	26,750	1,651,545
Donaldson	23,300 [a]	807,112
Dun & Bradstreet	18,900	1,534,869
Emerson Electric	124,050	4,019,220
Equifax	39,425	1,028,993
Fluor	25,400	1,302,766
Herman Miller	88,000	1,349,920
Nordson	25,000	966,500
Rockwell Collins	67,550	2,818,862
Ryder System	21,225	592,602
Tyco International	55,700	1,447,086
United Technologies	100,675	5,231,073
Wabtec	22,950 [a]	738,302
		26,367,640
Materials—2.0%
Nucor	36,975	1,642,799
Praxair	33,300	2,366,631
		4,009,430

Common Stocks (continued)	Shares	Value ($)
Software—7.3%
Cisco Systems	252,850 [b]	4,713,124
Microsoft	405,200	9,631,604
		14,344,728
Technology—22.0%
Accenture, Cl. A	87,075	2,913,530
Apple	47,500 [b]	6,765,425
Avnet	45,900 [b]	965,277
EMC	174,150 [b]	2,281,365
Google, Cl. A	9,225 [b]	3,889,168
Intel	62,325	1,031,479
International Business Machines	82,550	8,619,871
National Semiconductor	108,200 [a]	1,357,910
Oracle	89,250	1,911,735
QUALCOMM	105,300	4,759,560
STMicroelectronics
(New York Shares)	85,475 [a]	641,917
Sybase	45,400 [b]	1,422,836
Symantec	79,750 [b]	1,240,910
Texas Instruments	195,525	4,164,683
Western Union	93,500	1,533,400
		43,499,066
Telecommunication Services—.7%
Windstream	160,000	1,337,600
Utilities—3.6%
FPL Group	26,200	1,489,732
Pinnacle West Capital	51,150	1,542,173
Sempra Energy	65,000	3,225,950
WGL Holdings	27,475	879,750
		7,137,605
Total Common Stocks
(cost $219,853,356)		197,280,698

Other Investment—.3%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $555,000)	555,000 [c]	555,000

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—3.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $5,897,743)	5,897,743 [c]	5,897,743

Total Investments (cost $226,306,099)	103.0%	203,733,441
Liabilities, Less Cash and Receivables	(3.0%)	(5,855,481)
Net Assets	100.0%	197,877,960

ADR—American Depository Receipts
a All or a portion of these securities are on loan. At June 30, 2009, the total market value of the fund’s securities on loan is $5,681,236 and the total market value of the collateral held by the fund is $5,897,743.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Technology	22.0	Financial	6.4
Health Care	14.3	Utilities	3.6
Industrial	13.3	Money Market Investments	3.3
Consumer Staples	11.8	Materials	2.0
Consumer Discretionary	9.2	Telecommunication Services	.7
Energy	9.1
Software	7.3		103.0

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of
Investments (including securities on loan,
valued at $5,681,236)—Note 1(b):
Unaffiliated issuers	219,853,356	197,280,698
Affiliated issuers	6,452,743	6,452,743
Cash		106,102
Dividends and interest receivable		237,130
Receivable for shares of Common Stock subscribed		18,153
Prepaid expenses		2,016
		204,096,842
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		132,700
Liability for securities on loan—Note 1(b)		5,897,743
Payable for shares of Common Stock redeemed		111,474
Accrued expenses		76,965
		6,218,882
Net Assets ($)		197,877,960
Composition of Net Assets ($):
Paid-in capital		410,487,018
Accumulated undistributed investment income—net		1,195,502
Accumulated net realized gain (loss) on investments		(191,231,902)
Accumulated net unrealized appreciation
(depreciation) on investments		(22,572,658)
Net Assets ($)		197,877,960

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	192,708,112	5,169,848
Shares Outstanding	8,919,160	240,473
Net Asset Value Per Share ($)	21.61	21.50

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2009 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $23,299 foreign taxes withheld at source):
Unaffiliated issuers	1,951,453
Affiliated issuers	976
Interest	68,426
Income from securities lending	13,633
Total Income	2,034,488
Expenses:
Investment advisory fee—Note 3(a)	680,209
Custodian fees—Note 3(c)	49,952
Professional fees	49,439
Prospectus and shareholders’ reports	39,135
Distribution fees—Note 3(b)	6,021
Directors’ fees and expenses—Note 3(d)	2,719
Loan commitment fees—Note 2	1,558
Shareholder servicing costs—Note 3(c)	1,126
Interest expense—Note 2	82
Miscellaneous	7,191
Total Expenses	837,432
Less—reduction in fees due to earnings credits—Note 1(b)	(96)
Net Expenses	837,336
Investment Income—Net	1,197,152
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(6,579,647)
Net unrealized appreciation (depreciation) on investments	23,080,706
Net Realized and Unrealized Gain (Loss) on Investments	16,501,059
Net Increase in Net Assets Resulting from Operations	17,698,211

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008
Operations ($):
Investment income—net	1,197,152	1,924,020
Net realized gain (loss) on investments	(6,579,647)	(5,535,657)
Net unrealized appreciation
(depreciation) on investments	23,080,706	(103,155,450)
Net Increase (Decrease) in Net Assets
Resulting from Operations	17,698,211	(106,767,087)
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(1,888,082)	(2,021,732)
Service Shares	(34,740)	(31,418)
Total Dividends	(1,922,822)	(2,053,150)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Initial Shares	4,198,591	12,630,551
Service Shares	314,470	811,221
Dividends reinvested:
Initial Shares	1,888,082	2,021,732
Service Shares	34,740	31,418
Cost of shares redeemed:
Initial Shares	(13,537,584)	(55,187,880)
Service Shares	(616,644)	(1,903,000)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(7,718,345)	(41,595,958)
Total Increase (Decrease) in Net Assets	8,057,044	(150,416,195)
Net Assets ($):
Beginning of Period	189,820,916	340,237,111
End of Period	197,877,960	189,820,916
Undistributed investment income—net	1,195,502	1,921,172

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008
Capital Share Transactions:
Initial Shares
Shares sold	214,140	484,731
Shares issued for dividends reinvested	103,912	73,812
Shares redeemed	(704,893)	(2,115,136)
Net Increase (Decrease) in Shares Outstanding	(386,841)	(1,556,593)
Service Shares
Shares sold	16,339	30,883
Shares issued for dividends reinvested	1,920	1,154
Shares redeemed	(31,866)	(72,946)
Net Increase (Decrease) in Shares Outstanding	(13,607)	(40,909)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2009			Year Ended December 31,
Initial Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	19.86	30.50	28.45	26.08	25.17	23.79
Investment Operations:
Investment income—net[a]	.13	.19	.17	.13	.03	.09
Net realized and unrealized
gain (loss) on investments	1.83	(10.64)	2.04	2.27	.88	1.39
Total from Investment Operations	1.96	(10.45)	2.21	2.40	.91	1.48
Distributions:
Dividends from investment
income—net	(.21)	(.19)	(.16)	(.03)	—	(.10)
Net asset value, end of period	21.61	19.86	30.50	28.45	26.08	25.17
Total Return (%)	10.07[b]	(34.42)	7.78	9.20	3.62	6.21
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.92[c]	.85	.82	.83	.81	.82
Ratio of net expenses
to average net assets	.92[c,d]	.85[d]	.82	.83	.81	.82
Ratio of net investment income
to average net assets	1.33[c]	.72	.58	.50	.10	.38
Portfolio Turnover Rate	14.68[b]	31.74	22.71	32.19	94.99	55.54
Net Assets, end of period
($ x 1,000)	192,708 184,813		331,313	374,537	418,916	488,994

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2009			Year Ended December 31,
Service Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	19.71	30.25	28.21	25.90	25.06	23.69
Investment Operations:
Investment income (loss)—net[a]	.10	.12	.10	.07	(.04)	.04
Net realized and unrealized
gain (loss) on investments	1.83	(10.55)	2.02	2.24	.88	1.37
Total from Investment Operations	1.93	(10.43)	2.12	2.31	.84	1.41
Distributions:
Dividends from investment
income—net	(.14)	(.11)	(.08)	—	—	(.04)
Net asset value, end of period	21.50	19.71	30.25	28.21	25.90	25.06
Total Return (%)	9.92[b]	(34.58)	7.49	8.96	3.35	5.94
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.18[c]	1.10	1.07	1.08	1.06	1.06
Ratio of net expenses
to average net assets	1.18[c]	1.10[d]	1.07	1.08	1.06	1.06
Ratio of net investment income
(loss) to average net assets	1.07[c]	.47	.33	.25	(.15)	.17
Portfolio Turnover Rate	14.68[b]	31.74	22.71	32.19	94.99	55.54
Net Assets, end of period
($ x 1,000)	5,170	5,008	8,924	11,372	12,311	13,492

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

The Dreyfus Socially Responsible Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment com-pany.The fund’s investment objective is to provide capital growth, with current income as a secondary goal through equity investments in companies that not only meet traditional investment standards, but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the funds’s shares, which are sold without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock in each of the following classes of shares: Initial shares (150 million shares authorized) and Service shares (150 million shares authorized). Initial shares are subject to a shareholder services fee and Service shares are subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the shareholder services plan, the distribution plan, and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investment in Securities:
Equity Securities—
Domestic	194,409,349	—	—	194,409,349
Equity Securities—
Foreign	2,871,349	—	—	2,871,349
Mutual Funds	6,452,743	—	—	6,452,743
Other Financial
Instruments†
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

† Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended June 30, 2009, The Bank of New York Mellon earned $5,843 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $173,924,909 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2008. If not applied,$50,319,693 of the carryover expires in fiscal 2009,$103,833,733 expires in fiscal 2010 and $19,771,483 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2008 was as follows: ordinary income $2,053,150. The tax character of current year distributions will be determined at the end of the current fiscal year.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average daily amount of borrowing outstanding under the Facilities during the period ended June 30, 2009 was approximately $10,700, with a related weighted average annualized interest rate of 1.56%.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2009, Service shares were charged $6,021 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Initial shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of the Initial shares’ average daily net assets for certain allocated expenses with respect to servicing and/or maintaining Initial shares shareholder accounts.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2009, the fund was charged $633 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2009, the fund was charged $96 pursuant to the cash management agreement. These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2009, the fund was charged $49,952 pursuant to the custody agreement

During the period ended June 30, 2009, the fund was charged $3,341 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $123,612, Rule 12b-1 distribution plan fees $1,088, shareholder services plan fees $2,000, custodian fees $4,160, chief compliance officer fees $1,670 and transfer agency per account fees $170.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2009, amounted to $26,769,939 and $32,608,296, respectively.

The fund adopted FASB Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. Since the fund held no derivatives during the period ended June 30, 2009, FAS 161 disclosures did not impact the notes to the financial statements.

At June 30, 2009, accumulated net unrealized depreciation on investments was $22,572,658, consisting of $7,973,087 gross unrealized appreciation and $30,545,745 gross unrealized depreciation.

At June 30, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of the financial statements.This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

For More Information

The Dreyfus Socially Responsible Growth Fund, Inc.
200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-554-4611 or 1-516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Investments Division

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2009, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Printed on recycled paper.
50% post-consumer.
Process chlorine free.
Vegetable-based ink.

Printed in U.S.A.

© 2009 MBSC Securities Corporation

0111SA0609

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

3

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Socially Responsible Growth Fund, Inc.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	August 12, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	August 12, 2009

By:	/s/ James Windels
James Windels,
Treasurer

Date:	August 12, 2009

5

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

6